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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

SMURFIT-STONE CONTAINER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3439 (Commission File Number)	36-2041256 (I.R.S. Employer Identification No.)

150 North Michigan Avenue
Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)

(312) 346-6600
(Registrant's telephone number, including area code)

Stone Container Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Definitive Material Agreement.

        The disclosure set forth below under "Item 2.03. Creation of a Direct Financial Obligation" is hereby incorporated by reference into this Item 1.01.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

        On November 1, 2004, Smurfit-Stone Container Corporation merged the operations of its two principal operating subsidiaries, Stone Container Corporation and Jefferson Smurfit Corporation (U.S.). Stone Container Corporation, as the surviving corporation in the merger, will be Smurfit-Stone Container Corporation's principal operating company and has been renamed "Smurfit-Stone Container Enterprises, Inc."

Item 2.03.    Creation of a Direct Financial Obligation.

        In connection with the corporate reorganization described above under "Item 2.01. Completion of Acquisition or Disposition of Assets," on November 1, 2004, Smurfit-Stone Container Enterprises, Inc. (the "Company") and Smurfit-Stone Container Canada Inc. ("SSC Canada"), as borrowers, and Smurfit-Stone Container Corporation ("SSCC"), as guarantor, entered into a new credit agreement with JPMorgan Chase Bank, as Senior Agent, Deposit Account Agent and Deposit Funded Facility Facing Agent, Deutsche Bank Trust Company Americas, as Senior Agent, Administrative Agent, Collateral Agent, Swingline Lender and Revolving Facility Facing Agent, Deutsche Bank AG, as Canadian Administrative Agent and Revolving (Canadian) Facility Facing Agent, and the other financial institutions named therein, as lenders (the "Credit Agreement").

        The Credit Agreement, which refinances and replaces SSCC's existing credit agreements in their entirety, provides for (1) a revolving credit facility of $600 million to the Company that includes sub-limits for the issuance of letters of credit and swingline loans and (2) a revolving credit facility of $200 million to the Company and SSC Canada that includes a sub-limit for the issuance of letters of credit. Each of these revolving credit facilities terminates on November 1, 2009. The Credit Agreement also provides for a tranche B term loan to the Company in the aggregate principal amount of $975 million and a tranche C term loan to SSC Canada in the aggregate principal amount of $300 million. The term loans are payable in quarterly installments beginning on April 1, 2005 and ending on November 1, 2011. In addition, the Credit Agreement provides for a deposit funded letter of credit facility to the Company of approximately $122 million that terminates on November 1, 2010.

        The Credit Agreement is secured by liens on substantially all of SSCC's assets and properties, as well as the assets, properties and capital stock of the Company and SSCC's other material subsidiaries. The Credit Agreement contains customary representations and warranties and affirmative and negative covenants including, among others, covenants relating to financial and compliance reporting, capital expenditures, restricted payments, maintenance of certain financial ratios, incurrence of liens, sale or disposition of assets and incurrence of other debt.

        A default under the Credit Agreement would permit the participating banks to restrict the ability of SSCC and its subsidiaries to further access the credit facilities for loans, require the immediate repayment of any outstanding loans with interest and require the cash collateralization of outstanding letter of credit obligations.

        As part of the corporate reorganization described above under "Item 2.01. Completion of Acquisition or Disposition of Assets," on November 1, 2004, the Company also entered into two supplemental indentures, each with The Bank of New York, as trustee, pursuant to which the Company assumed the obligations of Jefferson Smurfit Corporation (U.S.) ("JSC(U.S.)") with respect to $700 million in aggregate principal amount of JSC(U.S.)'s 8 1/4% Senior Notes due October 1, 2012 and $300 million in aggregate principal amount of JSC(U.S.)'s 7 1/2% Senior Notes due June 1, 2013.

Item 9.01    Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

    The following financial statements of Jefferson Smurfit Corporation (U.S.) are included in this Current Report on Form 8-K:

    1.
    Financial Statements and accompanying footnotes, including the Report of Independent Auditors, of Jefferson Smurfit Corporation (U.S.) at December 31, 2003 and 2002 (audited), incorporated herein by reference to Item 8 of the Form 10-K of JSCE, Inc. for the fiscal year ended December 31, 2003.

    2.
    Financial Statements and accompanying footnotes of Jefferson Smurfit Corporation (U.S.) at June 30, 2004 and 2003 (unaudited), incorporated herein by reference to Item 1 of the Form 10-Q of JSCE, Inc. for the fiscal period ended June 30, 2004.

  (b)
  Pro Forma Financial Information.

    The Smurfit-Stone Container Enterprises, Inc. unaudited pro forma financial statements for the period ended June 30, 2004 are included in this Current Report on Form 8-K as Exhibit 99.1 and are incorporated herein by reference.

  (c)
  Exhibits.

    The following exhibits are filed herewith:

    2.1
    Agreement of Merger, dated November 1, 2004, between Jefferson Smurfit Corporation (U.S.) and Stone Container Corporation.

    4.1
    Supplemental Indenture, dated as of November 1, 2004, by and between Smurfit-Stone Container Enterprises, Inc., as successor by merger to Jefferson Smurfit Corporation (U.S.), and The Bank of New York, as trustee under the Indenture, dated as of September 26, 2002, providing for the issuance by Jefferson Smurfit Corporation (U.S.) of its 8 1/4% Senior Notes due 2012.

    4.2
    Supplemental Indenture, dated as of November 1, 2004, by and between Smurfit-Stone Container Enterprises, Inc., as successor by merger to Jefferson Smurfit Corporation (U.S.), and The Bank of New York, as trustee under the Indenture, dated as of May 23, 2003, providing for the issuance by Jefferson Smurfit Corporation (U.S.) of its 7.5% Senior Notes due 2013.

    10.1
    Credit Agreement, dated November 1, 2004, by and among Smurfit-Stone Container Corporation, as guarantor, Smurfit-Stone Container Enterprises, Inc. and Smurfit-Stone Container Canada Inc., as borrowers, JPMorgan Chase Bank, as Senior Agent, Deposit Account Agent and Deposit Funded Facility Facing Agent, Deutsche Bank Trust Company Americas, as Senior Agent, Administrative Agent, Collateral Agent, Swingline Lender and Revolving Facility Facing Agent, Deutsche Bank AG, as Canadian Administrative Agent and Revolving (Canadian) Facility Facing Agent, and the other financial institutions party thereto, as lenders (incorporated by reference to Exhibit 10.1 to Smurfit-Stone Container Corporation's current report on Form 8-K dated November 1, 2004 (File No. 0-23876)).

    99.1
    Unaudited Pro Forma Condensed Consolidated Financial Data of Smurfit-Stone Container Enterprises, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT-STONE CONTAINER ENTERPRISES, INC.
Dated: November 3, 2004	By:	/s/ CRAIG A. HUNT
	Name:	Craig A. Hunt
	Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description
2.1	Agreement of Merger, dated November 1, 2004, between Jefferson Smurfit Corporation (U.S.) and Stone Container Corporation.
4.1
Supplemental Indenture, dated as of November 1, 2004, by and between Smurfit-Stone Container Enterprises, Inc., as successor by merger to Jefferson Smurfit Corporation (U.S.), and The Bank of New York, as trustee under the Indenture, dated as of September 26, 2002, providing for the issuance by Jefferson Smurfit Corporation (U.S.) of its 8 1/4% Senior Notes due 2012.
4.2
Supplemental Indenture, dated as of November 1, 2004, by and between Smurfit-Stone Container Enterprises, Inc., as successor by merger to Jefferson Smurfit Corporation (U.S.), and The Bank of New York, as trustee under the Indenture, dated as of May 23, 2003, providing for the issuance by Jefferson Smurfit Corporation (U.S.) of its 7.5% Senior Notes due 2013.
10.1
Credit Agreement, dated November 1, 2004, by and among Smurfit-Stone Container Corporation, as guarantor, Smurfit-Stone Container Enterprises, Inc. and Smurfit-Stone Container Canada Inc., as borrowers, JPMorgan Chase Bank, as Senior Agent, Deposit Account Agent and Deposit Funded Facility Facing Agent, Deutsche Bank Trust Company Americas, as Senior Agent, Administrative Agent, Collateral Agent, Swingline Lender and Revolving Facility Facing Agent, Deutsche Bank AG, as Canadian Administrative Agent and Revolving (Canadian) Facility Facing Agent, and the other financial institutions party thereto, as lenders (incorporated by reference to Exhibit 10.1 to Smurfit-Stone Container Corporation's current report on Form 8-K dated November 1, 2004 (File No. 0-23876)).
99.1	Unaudited Pro Forma Condensed Consolidated Financial Data of Smurfit-Stone Container Enterprises, Inc.

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  Item 1.01. Entry into a Definitive Material Agreement.
  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 2.03. Creation of a Direct Financial Obligation.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index